Exhibit 99.2

BB&T Corporation
 Quarterly Performance Summary
 First Quarter 2010

BB&T Corporation Quarterly Performance Summary Table of Contents

BB&T Corporation Financial Highlights (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31%
	2010		2009		Change
Summary Income Statement
Interest income	$1,813		$1,709		6.1%
Interest expense	466		535		(12.9)
Net interest income - taxable equivalent	1,347		1,174		14.7
Less: Taxable-equivalent adjustment	33		28		17.9
Net interest income	1,314		1,146		14.7
Provision for credit losses	575		676		(14.9)
Net interest income after provision for credit losses	739		470		57.2
Noninterest income	844		1,031		(18.1)
Noninterest expense	1,341		1,069		25.4
Income before income taxes	242		432		(44.0)
Provision for income taxes	48		114		(57.9)
Net income	194		318		(39.0)
Noncontrolling interest	6		6		-
Dividends and accretion on preferred stock	-		41		(100.0)
Net income available to common shareholders	188		271		(30.6)
Per Common Share Data
Earnings
Basic	$.27		$.48		(43.8	) %
Diluted	.27		.48		(43.8)
Cash dividends declared	.15		.47		(68.1)
Book value	23.80		23.29		2.2
Tangible book value (1)	14.67		13.93		5.3

End of period shares outstanding (in thousands)	691,869		560,563		23.4
Weighted average shares (in thousands)
Basic	690,792		559,801		23.4
Diluted	698,675		563,566		24.0
Performance Ratios
Return on average assets	.48%		.86%
Return on average common shareholders' equity	4.59		8.29
Net interest margin - taxable equivalent	3.88		3.57
Fee income ratio (2)	38.6		42.9
Efficiency ratio (2)	52.1		48.7
Credit Quality (including amounts related to covered loans
and foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.84%		1.92%
Loans and leases plus foreclosed property	4.38		2.72
Net charge-offs as a percentage of average
loans and leases	1.84		1.58
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.65		1.94
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.94	X	1.08	X
Average Balances
Total assets	$163,807		$149,876		9.3%
Securities available for sale	32,989		30,500		8.2
Loans and leases	104,468		99,724		4.8
Deposits	111,031		93,934		18.2
Client deposits	104,754		84,133		24.5
Shareholders' equity	16,627		16,406		1.3
Period-End Balances
Total assets	$163,700		$143,425		14.1%
Securities available for sale	32,654		18,528		76.2
Loans and leases	104,401		100,239		4.2
Deposits	113,723		90,617		25.5
Client deposits	104,109		84,292		23.5
Shareholders' equity	16,528		16,182		2.1
Capital Ratios (3)
Risk-based
Tier 1	11.7%		12.1%
Total	15.9		17.1
Leverage	8.7		9.4
Tangible common equity (1)	6.4		5.6
Tier 1 common equity to risk-weighted assets (1)	8.7		7.0

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 17 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 19 of this supplement.
See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.
NM - not meaningful.

BB&T Corporation Financial Highlights - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2010		2009		2009		2009		2009
Summary Income Statement
Interest income	$1,813		$1,853		$1,776		$1,670		$1,709
Interest expense	466		498		509		503		535
Net interest income - taxable equivalent	1,347		1,355		1,267		1,167		1,174
Less: Taxable-equivalent adjustment	33		32		30		29		28
Net interest income	1,314		1,323		1,237		1,138		1,146
Provision for credit losses	575		725		709		701		676
Net interest income after provision for credit losses	739		598		528		437		470
Noninterest income	844		970		940		993		1,031
Noninterest expense	1,341		1,361		1,320		1,181		1,069
Income before income taxes	242		207		148		249		432
Provision for income taxes	48		13		(9)		41		114
Net income	194		194		157		208		318
Noncontrolling interest	6		9		5		4		6
Dividends and accretion on preferred stock	-		-		-		83		41
Net income available to common shareholders	188		185		152		121		271
Per Common Share Data
Earnings
Basic	$.27		$.27		$.23		$.20		$.48
Diluted	.27		.27		.23		.20		.48
Cash dividends declared	.15		.15		.15		.15		.47
Book value	23.80		23.47		23.41		22.76		23.29
Tangible book value (1)	14.67		14.44		14.10		14.74		13.93

End of period shares outstanding (in thousands)	691,869		689,750		687,446		648,068		560,563
Weighted average shares (in thousands)
Basic	690,792		688,590		665,408		602,726		559,801
Diluted	698,675		696,038		672,457		608,797		563,566
Performance Ratios
Return on average assets	.48%		.47%		.40%		.56%		.86%
Return on average common shareholders' equity	4.59		4.52		3.90		3.43		8.29
Net interest margin - taxable equivalent	3.88		3.80		3.68		3.56		3.57
Fee income ratio (2)	38.6		41.2		41.8		45.5		42.9
Efficiency ratio (2)	52.1		51.4		52.0		49.8		48.7
Credit Quality (including amounts related to
covered loans and foreclosed property)
Nonperforming assets as a percentage of
Total assets	2.84%		2.65%		2.48%		2.19%		1.92%
Loans and leases plus foreclosed property	4.38		4.07		3.78		3.29		2.72
Net charge-offs as a percentage of average
loans and leases	1.84		1.83		1.71		1.81		1.58
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	2.65		2.51		2.29		2.19		1.94
Ratio of allowance for loan and lease losses to
nonperforming loans and leases	.94	X	.96	X	.92	X	1.01	X	1.08	X
Average Balances
Total assets	$163,807		$164,719		$157,451		$148,496		$149,876
Securities available for sale	32,989		33,351		31,511		29,510		30,500
Loans and leases	104,468		105,869		103,334		99,577		99,724
Deposits	111,031		113,622		107,310		94,385		93,934
Client deposits	104,754		105,426		96,349		85,927		84,133
Shareholders' equity	16,627		16,336		15,537		16,683		16,406
Period-End Balances
Total assets	$163,700		$165,764		$165,328		$152,398		$143,425
Securities available for sale	32,654		33,253		33,477		30,553		18,528
Loans and leases	104,401		106,207		107,027		100,334		100,239
Deposits	113,723		114,965		114,510		102,164		90,617
Client deposits	104,109		106,760		103,725		88,339		84,292
Shareholders' equity	16,528		16,241		16,142		14,792		16,182
Capital Ratios (3)
Risk-based
Tier 1	11.7%		11.5%		11.1%		10.6%		12.1%
Total	15.9		15.8		15.6		15.2		17.1
Leverage	8.7		8.5		8.5		8.5		9.4
Tangible common equity (1)	6.4		6.2		6.1		6.5		5.6
Tier 1 common equity to risk-weighted assets (1)	8.7		8.5		8.4		8.4		7.0

Applicable ratios are annualized.
(1)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. See the calculations and management's reasons for using these measures on page 17 of this supplement.
(2)	Excludes securities gains (losses), foreclosed property expense, amortization of intangible assets and other selected items as detailed on page 19 of this supplement. See Non-GAAP reconciliations.
(3)	Current quarter regulatory capital information is preliminary.

BB&T Corporation Consolidated Statements of Income (Dollars in millions, except per share data, shares in thousands)

	Year-to-Date
	March 31		Change
	2010	2009	$	%

Interest Income
Interest and fees on loans and leases	$1,440	$1,322	$118	8.9%
Interest and dividends on securities	336	352	(16)	(4.5)
Interest on other earning assets	3	5	(2)	(40.0)
Total interest income	1,779	1,679	100	6.0

Interest Expense
Interest on deposits	259	346	(87)	(25.1)
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	5	23	(18)	(78.3)
Interest on long-term debt	201	164	37	22.6
Total interest expense	465	533	(68)	(12.8)

Net interest income	1,314	1,146	168	14.7
Provision for credit losses	575	676	(101)	(14.9)
Net interest income after provision for credit losses	739	470	269	57.2

Noninterest income
Insurance income	253	252	1.4
Service charges on deposits	164	156	8	5.1
Mortgage banking income	89	188	(99)	(52.7)
Investment banking and brokerage fees and commissions	79	82	(3)	(3.7)
Other nondeposit fees and commissions	65	53	12	22.6
Checkcard fees	61	49	12	24.5
Bankcard fees and merchant discounts	40	35	5	14.3
Trust and investment advisory revenues	38	32	6	18.8
Income from bank-owned life insurance	31	23	8	34.8
FDIC loss share income, net	5	-	5	NM
Securities (losses) gains, net	(3)	150	(153)	(102.0)
Other income	22	11	11	100.0
Total noninterest income	844	1,031	(187)	(18.1)

Noninterest Expense
Personnel expense	646	600	46	7.7
Foreclosed property expense	178	36	142	NM
Occupancy and equipment expense	138	129	9	7.0
Professional services	72	53	19	35.8
Regulatory charges	45	33	12	36.4
Loan processing expense	35	29	6	20.7
Amortization of intangibles	32	25	7	28.0
Merger-related and restructuring charges, net	17	12	5	41.7
Other expenses	178	152	26	17.1
Total noninterest expense	1,341	1,069	272	25.4

Earnings
Income before income taxes	242	432	(190)	(44.0)
Provision for income taxes	48	114	(66)	(57.9)
Net Income	194	318	(124)	(39.0)

Noncontrolling interest	6	6	-	-
Dividends and accretion on preferred stock	-	41	(41)	(100.0)
Net income available to common shareholders	$188	$271	$(83)	(30.6	) %

Earnings Per Common Share
Basic	$.27	$.48	$(.21)	(43.8	) %
Diluted	.27	.48	(.21)	(43.8)

Weighted Average Shares Outstanding
Basic	690,792	559,801	130,991	23.4
Diluted	698,675	563,566	135,109	24.0
NM - not meaningful.

BB&T Corporation Consolidated Statements of Income - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009

Interest Income
Interest and fees on loans and leases	$1,440	$1,475	$1,414	$1,336	$1,322
Interest and dividends on securities	336	341	327	299	352
Interest on other earning assets	3	4	4	5	5
Total interest income	1,779	1,820	1,745	1,640	1,679

Interest Expense
Interest on deposits	259	294	311	320	346
Interest on federal funds purchased, securities sold under
repurchase agreements and short-term borrowed funds	5	7	11	17	23
Interest on long-term debt	201	196	186	165	164
Total interest expense	465	497	508	502	533

Net interest income	1,314	1,323	1,237	1,138	1,146
Provision for credit losses	575	725	709	701	676
Net interest income after provision for credit losses	739	598	528	437	470

Noninterest income
Insurance income	253	260	254	281	252
Service charges on deposits	164	186	180	168	156
Mortgage banking income	89	142	144	184	188
Investment banking and brokerage fees and commissions	79	83	89	92	82
Other nondeposit fees and commissions	65	64	59	53	53
Checkcard fees	61	62	59	57	49
Bankcard fees and merchant discounts	40	41	41	39	35
Trust and investment advisory revenues	38	38	36	33	32
Income from bank-owned life insurance	31	25	24	25	23
FDIC loss share income, net	5	11	3	-	-
Securities (losses) gains, net	(3)	(1)	31	19	150
Other income	22	59	20	42	11
Total noninterest income	844	970	940	993	1,031

Noninterest Expense
Personnel expense	646	650	644	623	600
Foreclosed property expense	178	142	118	60	36
Occupancy and equipment expense	138	173	149	128	129
Professional services	72	77	68	64	53
Regulatory charges	45	47	44	106	33
Loan processing expense	35	34	38	34	29
Amortization of intangibles	32	36	29	24	25
Merger-related and restructuring charges, net	17	9	18	(1)	12
Other expenses	178	193	212	143	152
Total noninterest expense	1,341	1,361	1,320	1,181	1,069

Earnings
Income before income taxes	242	207	148	249	432
Provision for income taxes	48	13	(9)	41	114
Net Income	194	194	157	208	318

Noncontrolling interest	6	9	5	4	6
Dividends and accretion on preferred stock	-	-	-	83	41
Net income available to common shareholders	$188	$185	$152	$121	$271

Earnings Per Common Share
Basic	$.27	$.27	$.23	$.20	$.48
Diluted	.27	.27	.23	.20	.48

Weighted Average Shares Outstanding
Basic	690,792	688,590	665,408	602,726	559,801
Diluted	698,675	696,038	672,457	608,797	563,566

BB&T Corporation Consolidated Balance Sheets (Dollars in millions)

	As of March 31,		Change
	2010	2009	$	%

Assets
Cash and due from banks	$1,265	$1,188	$77	6.5%
Interest-bearing deposits with banks	574	511	63	12.3
Federal funds sold and securities purchased under
resale agreements or similar arrangements	399	301	98	32.6
Segregated cash due from banks	269	283	(14)	(4.9)
Trading securities at fair value	651	481	170	35.3
Securities available for sale at fair value (1)	32,654	18,528	14,126	76.2
Loans and leases:
Commercial loans and leases	49,304	50,392	(1,088)	(2.2)
Direct retail loans	14,055	15,000	(945)	(6.3)
Sales finance loans	6,555	6,275	280	4.5
Revolving credit loans	1,981	1,760	221	12.6
Mortgage loans	15,498	16,336	(838)	(5.1)
Specialized lending	7,394	6,678	716	10.7
Other acquired loans	99	-	99	100.0
Total loans and leases held for investment (excluding
covered loans)	94,886	96,441	(1,555)	(1.6)
Covered loans	7,458	-	7,458	100.0
Total loans and leases held for investment	102,344	96,441	5,903	6.1

Loans held for sale	2,057	3,798	(1,741)	(45.8)
Total loans and leases	104,401	100,239	4,162	4.2
Allowance for loan and lease losses	(2,714)	(1,869)	(845)	45.2
FDIC loss share receivable	2,611	-	2,611	100.0
Premises and equipment	1,798	1,583	215	13.6
Goodwill	6,055	5,492	563	10.3
Core deposit and other intangible assets	601	521	80	15.4
Residential mortgage servicing rights at fair value	875	365	510	139.7
Other assets (2)	14,261	15,802	(1,541)	(9.8)
Total assets	$163,700	$143,425	$20,275	14.1%

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$19,022	$14,766	$4,256	28.8%
Interest checking	3,504	2,401	1,103	45.9
Other client deposits	51,897	40,604	11,293	27.8
Client certificates of deposit	29,686	26,521	3,165	11.9
Total client deposits	104,109	84,292	19,817	23.5

Other interest-bearing deposits	9,614	6,325	3,289	52.0
Total deposits	113,723	90,617	23,106	25.5
Fed funds purchased, repos and other borrowings	7,020	13,721	(6,701)	(48.8)
Long-term debt	21,428	17,955	3,473	19.3
Other liabilities	5,001	4,950	51	1.0
Total liabilities	147,172	127,243	19,929	15.7
Shareholders' equity:
Preferred stock	-	3,085	(3,085)	(100.0)
Common stock	3,459	2,803	656	23.4
Additional paid-in capital	5,677	3,547	2,130	60.1
Retained earnings	7,624	7,385	239	3.2
Noncontrolling interest	60	45	15	33.3
Accumulated other comprehensive loss	(292)	(683)	391	(57.2)
Total shareholders' equity	16,528	16,182	346	2.1
Total liabilities and shareholders' equity	$163,700	$143,425	$20,275	14.1%

(1)	Includes $1.3 billion covered by FDIC loss share at March 31, 2010.
(2)	Includes $229 million of foreclosed property and other assets covered by FDIC loss share at March 31, 2010.

BB&T Corporation Consolidated Balance Sheets - Five Quarter Trend (Dollars in millions)

	As of
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009

Assets
Cash and due from banks	$1,265	$1,584	$1,292	$1,571	$1,188
Interest-bearing deposits with banks	574	667	579	416	511
Federal funds sold and securities purchased under
resale agreements or similar arrangements	399	398	520	247	301
Segregated cash due from banks	269	270	286	267	283
Trading securities at fair value	651	636	686	522	481
Securities available for sale at fair value (1)	32,654	33,253	33,477	30,553	18,528
Loans and leases:
Commercial loans and leases	49,304	49,820	49,591	50,364	50,392
Direct retail loans	14,055	14,283	14,482	14,577	15,000
Sales finance loans	6,555	6,290	6,493	6,536	6,275
Revolving credit loans	1,981	2,016	1,929	1,843	1,760
Mortgage loans	15,498	15,435	15,463	15,639	16,336
Specialized lending	7,394	7,670	7,497	7,393	6,678
Other acquired loans	99	123	141	-	-
Total loans and leases held for investment (excluding
covered loans)	94,886	95,637	95,596	96,352	96,441
Covered loans	7,458	8,019	8,305	-	-
Total loans and leases held for investment	102,344	103,656	103,901	96,352	96,441

Loans held for sale	2,057	2,551	3,126	3,982	3,798
Total loans and leases	104,401	106,207	107,027	100,334	100,239
Allowance for loan and lease losses	(2,714)	(2,600)	(2,379)	(2,110)	(1,869)
FDIC loss share receivable	2,611	3,062	3,336	-	-
Premises and equipment	1,798	1,583	1,591	1,577	1,583
Goodwill	6,055	6,053	6,183	5,491	5,492
Core deposit and other intangible assets	601	640	645	497	521
Residential mortgage servicing rights at fair value	875	832	639	615	365
Other assets (2)	14,261	13,179	11,446	12,418	15,802
Total assets	$163,700	$165,764	$165,328	$152,398	$143,425

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$19,022	$18,945	$18,673	$16,054	$14,766
Interest checking	3,504	3,420	3,621	3,181	2,401
Other client deposits	51,897	52,097	48,878	43,632	40,604
Client certificates of deposit	29,686	32,298	32,553	25,472	26,521
Total client deposits	104,109	106,760	103,725	88,339	84,292

Other interest-bearing deposits	9,614	8,205	10,785	13,825	6,325
Total deposits	113,723	114,965	114,510	102,164	90,617
Fed funds purchased, repos and other borrowings	7,020	8,106	8,357	12,631	13,721
Long-term debt	21,428	21,376	21,317	18,110	17,955
Other liabilities	5,001	5,076	5,002	4,701	4,950
Total liabilities	147,172	149,523	149,186	137,606	127,243
Shareholders' equity:
Preferred stock	-	-	-	-	3,085
Common stock	3,459	3,449	3,437	3,240	2,803
Additional paid-in capital	5,677	5,620	5,563	4,828	3,547
Retained earnings	7,624	7,539	7,458	7,409	7,385
Noncontrolling interest	60	50	48	45	45
Accumulated other comprehensive loss	(292)	(417)	(364)	(730)	(683)
Total shareholders' equity	16,528	16,241	16,142	14,792	16,182
Total liabilities and shareholders' equity	$163,700	$165,764	$165,328	$152,398	$143,425

(1)	Includes $1.3 billion at March 31, 2010, and $1.2 billion at December 31, 2009 and September 30, 2009 covered by FDIC loss share.
(2)	Includes $229 million, $215 million and $210 million of foreclosed property and other assets covered by FDIC loss share at March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

BB&T Corporation Average Balance Sheets (Dollars in millions)

	Year-to-Date
	March 31		Change
	2010	2009	$	%
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,636	$1,080	$556	51.5%
Mortgage-backed securities issued by GSE	26,558	25,137	1,421	5.7
States and political subdivisions	2,107	2,282	(175)	(7.7)
Non-agency mortgage-backed securities	1,311	1,543	(232)	(15.0)
Other securities	202	458	(256)	(55.9)
Covered securities	1,175	-	1,175	100.0
Total securities	32,989	30,500	2,489	8.2

Other earning assets	2,681	2,107	574	27.2
Loans and leases
Commercial loans and leases	49,380	50,630	(1,250)	(2.5)
Direct retail loans	14,165	15,263	(1,098)	(7.2)
Sales finance loans	6,406	6,342	64	1.0
Revolving credit loans	1,991	1,767	224	12.7
Mortgage loans	15,459	16,759	(1,300)	(7.8)
Specialized lending	7,479	6,490	989	15.2
Other acquired loans	108	-	108	100.0
Total loans and leases held for investment (excluding
covered loans)	94,988	97,251	(2,263)	(2.3)
Covered loans	7,642	-	7,642	100.0
Total loans and leases held for investment	102,630	97,251	5,379	5.5

Loans held for sale	1,838	2,473	(635)	(25.7)
Total loans and leases	104,468	99,724	4,744	4.8

Total earning assets	140,138	132,331	7,807	5.9

Non-earning assets	23,669	17,545	6,124	34.9
Total assets	$163,807	$149,876	$13,931	9.3%

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$18,464	$13,828	$4,636	33.5%
Interest checking	3,745	2,461	1,284	52.2
Other client deposits	51,712	40,701	11,011	27.1
Client certificates of deposit	30,833	27,143	3,690	13.6
Total client deposits	104,754	84,133	20,621	24.5
Other interest-bearing deposits	6,277	9,801	(3,524)	(36.0)
Total deposits	111,031	93,934	17,097	18.2

Fed funds purchased, repos and other borrowings	10,207	16,804	(6,597)	(39.3)
Long-term debt	21,221	17,436	3,785	21.7
Other liabilities	4,721	5,296	(575)	(10.9)
Total liabilities	147,180	133,470	13,710	10.3

Shareholders' equity	16,627	16,406	221	1.3

Total liabilities and shareholders' equity	$163,807	$149,876	$13,931	9.3%
Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balance Sheets - Five Quarter Trend (Dollars in millions)

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009
Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,636	$2,162	$1,180	$1,170	$1,080
Mortgage-backed securities issued by GSE	26,558	26,332	25,892	24,295	25,137
States and political subdivisions	2,107	2,141	2,190	2,259	2,282
Non-agency mortgage-backed securities	1,311	1,361	1,411	1,475	1,543
Other securities	202	194	252	311	458
Covered securities	1,175	1,161	586	-	-
Total securities	32,989	33,351	31,511	29,510	30,500

Other earning assets	2,681	2,655	2,331	2,069	2,107
Loans and leases
Commercial loans and leases	49,380	49,419	49,916	50,342	50,630
Direct retail loans	14,165	14,379	14,507	14,785	15,263
Sales finance loans	6,406	6,393	6,528	6,302	6,342
Revolving credit loans	1,991	1,961	1,886	1,802	1,767
Mortgage loans	15,459	15,452	15,515	16,002	16,759
Specialized lending	7,479	7,533	7,542	6,985	6,490
Other acquired loans	108	133	75	-	-
Total loans and leases held for investment (excluding
covered loans)	94,988	95,270	95,969	96,218	97,251
Covered loans	7,642	8,095	4,380	-	-
Total loans and leases held for investment	102,630	103,365	100,349	96,218	97,251

Loans held for sale	1,838	2,504	2,985	3,359	2,473
Total loans and leases	104,468	105,869	103,334	99,577	99,724

Total earning assets	140,138	141,875	137,176	131,156	132,331

Non-earning assets	23,669	22,844	20,275	17,340	17,545
Total assets	$163,807	$164,719	$157,451	$148,496	$149,876

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing deposits	$18,464	$18,822	$17,389	$15,443	$13,828
Interest checking	3,745	3,419	2,762	2,670	2,461
Other client deposits	51,712	50,623	47,046	41,926	40,701
Client certificates of deposit	30,833	32,562	29,152	25,888	27,143
Total client deposits	104,754	105,426	96,349	85,927	84,133
Other interest-bearing deposits	6,277	8,196	10,961	8,458	9,801
Total deposits	111,031	113,622	107,310	94,385	93,934

Fed funds purchased, repos and other borrowings	10,207	8,584	9,964	14,732	16,804
Long-term debt	21,221	21,232	19,867	17,755	17,436
Other liabilities	4,721	4,945	4,773	4,941	5,296
Total liabilities	147,180	148,383	141,914	131,813	133,470

Shareholders' equity	16,627	16,336	15,537	16,683	16,406

Total liabilities and shareholders' equity	$163,807	$164,719	$157,451	$148,496	$149,876

Average balances exclude basis adjustments for fair value hedges.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	March 31, 2010			December 31, 2009
		Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,636	$15	3.61%	$2,162	$19	3.59%
Mortgage-backed securities issued by GSE	26,558	254	3.82	26,332	255	3.87
States and political subdivisions	2,107	28	5.38	2,141	29	5.42
Non-agency mortgage-backed securities	1,311	19	5.80	1,361	20	5.81
Other securities	202	1	2.13	194	2	3.73
Covered securities	1,175	34	11.60	1,161	33	11.43
Total securities	32,989	351	4.26	33,351	358	4.29

Other earning assets	2,681	3.53		2,655	4.57
Loans and leases
Commercial loans and leases	49,380	518	4.25	49,419	525	4.22
Direct retail loans	14,165	187	5.34	14,379	195	5.38
Sales finance loans	6,406	100	6.31	6,393	103	6.42
Revolving credit loans	1,991	44	9.04	1,961	45	9.30
Mortgage loans	15,459	213	5.51	15,452	213	5.51
Specialized lending	7,479	211	11.40	7,533	215	11.34
Other acquired loans	108	3	12.49	133	4	11.01
Total loans and leases held for investment (excluding
covered loans)	94,988	1,276	5.43	95,270	1,300	5.43
Covered loans	7,642	162	8.61	8,095	161	7.91
Total loans and leases held for investment	102,630	1,438	5.67	103,365	1,461	5.62
Loans held for sale	1,838	21	4.68	2,504	30	4.85
Total loans and leases	104,468	1,459	5.65	105,869	1,491	5.60

Total earning assets	140,138	1,813	5.22	141,875	1,853	5.20

Non-earning assets	23,669			22,844
Total assets	$163,807			$164,719

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$3,745	3.36		$3,419	4.42
Other client deposits	51,712	90.70		50,623	106.83
Client certificates of deposit	30,833	152	2.00	32,562	165	2.01
Other interest-bearing deposits	6,277	14.93		8,196	19.95
Total interest-bearing deposits	92,567	259	1.14	94,800	294	1.23

Fed funds purchased, repos and other borrowings	10,207	6.23		8,584	8.34
Long-term debt	21,221	201	3.82	21,232	196	3.70
Total interest-bearing liabilities	123,995	466	1.52	124,616	498	1.59

Noninterest-bearing deposits	18,464			18,822
Other liabilities	4,721			4,945
Shareholders' equity	16,627			16,336
Total liabilities and shareholders' equity	$163,807			$164,719

Average interest-rate spread			3.70			3.61

Net interest income/ net interest margin (3)		$1,347	3.88%		$1,355	3.80%

Taxable-equivalent adjustment		$33			$32

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	The net interest margin for the fourth quarter 2009 was 3.78% excluding the $9 million adjustment related to the Colonial loan revaluation.

BB&T Corporation Average Balances and Rates - Quarters (Dollars in millions)

	Quarter Ended
	September 30, 2009			June 30, 2009			March 31, 2009
		Interest			Interest			Interest
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)	Balances (1)	Expense	Rates (2)

Assets
Securities, at amortized cost
U.S. government-sponsored entities (GSE)	$1,180	$12	3.75%	$1,170	$11	4.02%	$1,080	$12	4.31%
Mortgage-backed securities issued by GSE	25,892	256	3.97	24,295	246	4.04	25,137	295	4.69
States and political subdivisions	2,190	31	5.52	2,259	32	5.76	2,282	34	5.94
Non-agency mortgage-backed securities	1,411	20	5.81	1,475	22	5.83	1,543	22	5.83
Other securities	252	2	2.75	311	3	3.73	458	5	4.69
Covered securities	586	17	11.46	-	-	-	-	-	-
Total securities	31,511	338	4.28	29,510	314	4.26	30,500	368	4.83

Other earning assets	2,331	4.77		2,069	5.92		2,107	5.95
Loans and leases
Commercial loans and leases	49,916	540	4.29	50,342	534	4.25	50,630	511	4.09
Direct retail loans	14,507	199	5.43	14,785	200	5.44	15,263	212	5.62
Sales finance loans	6,528	107	6.49	6,302	102	6.45	6,342	101	6.48
Revolving credit loans	1,886	45	9.44	1,802	43	9.45	1,767	43	9.89
Mortgage loans	15,515	222	5.72	16,002	230	5.75	16,759	246	5.88
Specialized lending	7,542	211	11.15	6,985	203	11.64	6,490	193	12.00
Other acquired loans	75	2	10.46	-	-	-	-	-	-
Total loans and leases held for investment (excluding
covered loans)	95,969	1,326	5.49	96,218	1,312	5.46	97,251	1,306	5.43
Covered loans	4,380	71	6.45	-	-	-	-	-	-
Total loans and leases held for investment	100,349	1,397	5.53	96,218	1,312	5.46	97,251	1,306	5.43
Loans held for sale	2,985	37	4.94	3,359	39	4.70	2,473	30	4.77
Total loans and leases	103,334	1,434	5.52	99,577	1,351	5.44	99,724	1,336	5.41

Total earning assets	137,176	1,776	5.15	131,156	1,670	5.10	132,331	1,709	5.21

Non-earning assets	20,275			17,340			17,545
Total assets	$157,451			$148,496			$149,876

Liabilities and Shareholders' Equity
Interest-bearing liabilities
Interest checking	$2,762	3.42		$2,670	2.34		$2,461	2.35
Other client deposits	47,046	102.86		41,926	93.89		40,701	97.97
Client certificates of deposit	29,152	177	2.41	25,888	196	3.03	27,143	209	3.13
Other interest-bearing deposits	10,961	29	1.05	8,458	29	1.37	9,801	38	1.55
Total interest-bearing deposits	89,921	311	1.37	78,942	320	1.63	80,106	346	1.75

Fed funds purchased, repos and other borrowings	9,964	12.48		14,732	19.52		16,804	24.59
Long-term debt	19,867	186	3.73	17,755	164	3.70	17,436	165	3.81
Total interest-bearing liabilities	119,752	509	1.69	111,429	503	1.81	114,346	535	1.90

Noninterest-bearing deposits	17,389			15,443			13,828
Other liabilities	4,773			4,941			5,296
Shareholders' equity	15,537			16,683			16,406
Total liabilities and shareholders' equity	$157,451			$148,496			$149,876

Average interest-rate spread			3.46			3.29			3.31

Net interest income/ net interest margin		$1,267	3.68%		$1,167	3.56%		$1,174	3.57%

Taxable-equivalent adjustment		$30			$29			$28

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009

Nonperforming assets (1)
Nonaccrual loans and leases
Commercial loans and leases	$1,788	$1,651	$1,610	$1,252	$1,028
Direct retail loans	219	197	187	144	120
Sales finance loans	5	7	7	6	7
Mortgage loans	813	767	666	595	481
Specialized lending	69	96	103	94	91
Total nonaccrual loans and leases	2,894	2,718	2,573	2,091	1,727
Foreclosed real estate	1,524	1,451	1,326	1,201	958
Other foreclosed property	46	58	53	48	65
Total nonperforming assets (excluding covered assets) (2)	$4,464	$4,227	$3,952	$3,340	$2,750

Performing troubled debt restructurings (TDRs) (3)
Commercial loans and leases	$969	$413	$68	$54	$37
Direct retail loans	130	132	116	95	40
Revolving credit loans	58	54	51	47	42
Mortgage loans	557	471	302	206	115
Specialized lending	1	-	-	-	-
Total performing TDRs	$1,715	$1,070	$537	$402	$234

Loans 90 days or more past due and still accruing (4)
Commercial loans and leases	$14	$7	$13	$4	$7
Direct retail loans	67	82	79	87	127
Sales finance loans	27	30	24	22	28
Revolving credit loans	23	25	23	24	25
Mortgage loans	155	158	172	179	180
Specialized lending	10	12	10	13	14
Other acquired loans	6	5	2	-	-
Total loans 90 days past due and still accruing (excluding covered
loans) (5)	$302	$319	$323	$329	$381
Loans 30-89 days past due (4)
Commercial loans and leases	$516	$377	$365	$422	$507
Direct retail loans	203	216	205	191	256
Sales finance loans	94	126	127	111	111
Revolving credit loans	30	32	32	29	32
Mortgage loans	555	623	664	681	706
Specialized lending	200	306	298	269	221
Other acquired loans	3	6	1	-	-

Total loans 30-89 days past due (excluding covered loans) (6)	$1,601	$1,686	$1,692	$1,703	$1,833

(1)	Covered and other acquired loans are considered to be performing due to the application of the accretion method. Covered loans that are contractually past due are noted in the footnotes below.
(2)	Excludes foreclosed real estate totaling $181 million, $160 million and $151 million at March 31, 2010, December 31, 2009 and and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.
(3)	Excludes TDRs that are nonperforming totaling $333 million, $248 million, $108 million, $49 million and $19 million at March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively. Amounts are included in total nonperforming assets. Prior period amounts have been revised.
(4)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(5)	Excludes loans past due 90 days or more that are covered by FDIC loss sharing agreements totaling $1.4 billion at March 31, 2010 and December 31, 2009 and $945 million at September 30, 2009.
(6)	Excludes loans totaling $356 million, $391 million and $564 million past due 30-89 days at March 31, 2010, December 31, 2009 and September 30, 2009, respectively, that are covered by FDIC loss sharing agreements.

BB&T Corporation Credit Quality (Dollars in millions)

	As of/For the Quarter Ended
	March 31		Dec. 31		Sept. 30		June 30		March 31
	2010		2009		2009		2009		2009

Allowance for credit losses
Beginning balance	$2,672		$2,478		$2,145		$1,895		$1,607
Other changes	(13)		(43)		70		-		-
Provision for credit losses (excluding covered loans)	556		725		709		701		676
Provision for covered loans	19		-		-		-		-
Charge-offs
Commercial loans and leases	(224)		(238)		(204)		(134)		(144)
Direct retail loans	(86)		(79)		(68)		(134)		(68)
Sales finance loans	(16)		(17)		(14)		(19)		(22)
Revolving credit loans	(31)		(32)		(32)		(33)		(30)
Mortgage loans	(77)		(76)		(77)		(78)		(49)
Specialized lending	(75)		(75)		(73)		(74)		(92)
Total charge-offs	(509)		(517)		(468)		(472)		(405)

Recoveries
Commercial loans and leases	7		9		5		4		3
Direct retail loans	12		7		4		4		4
Sales finance loans	3		2		3		2		2
Revolving credit loans	4		3		3		3		3
Mortgage loans	1		2		2		1		-
Specialized lending	7		6		5		7		5
Total recoveries	34		29		22		21		17
Net charge-offs	(475)		(488)		(446)		(451)		(388)
Ending balance	$2,759		$2,672		$2,478		$2,145		$1,895

Allowance for credit losses
Allowance for loan and lease losses (excluding covered loans)	$2,695		$2,600		$2,379		$2,110		$1,869
Allowance for covered loans	19		-		-		-		-
Reserve for unfunded lending commitments	45		72		99		35		26
Total	$2,759		$2,672		$2,478		$2,145		$1,895

Asset Quality Ratios (including amounts related to covered loans and foreclosed property)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.87%		1.96%		2.11%		1.70%		1.83%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	1.66		1.61		1.18		.33		.38
Nonperforming loans and leases as a
percentage of total loans and leases	2.77		2.56		2.40		2.08		1.72
Nonperforming assets as a percentage of:
Total assets	2.84		2.65		2.48		2.19		1.92
Loans and leases plus foreclosed property	4.38		4.07		3.78		3.29		2.72
Net charge-offs as a percentage of average loans and leases	1.84		1.83		1.71		1.81		1.58
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.65		2.51		2.29		2.19		1.94
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.41	X	1.34	X	1.35	X	1.17	X	1.19	X
Nonperforming loans and leases	.94		.96		.92		1.01		1.08

Asset Quality Ratios (excluding amounts related to covered loans and foreclosed property) (2)
Loans 30-89 days past due and still accruing as a
percentage of total loans and leases (1)	1.65%		1.72%		1.71%		1.70%		1.83%
Loans 90 days or more past due and still accruing
as a percentage of total loans and leases (1)	.31		.32		.33		.33		.38
Nonperforming loans and leases as a
percentage of total loans and leases	2.99		2.77		2.61		2.08		1.72
Nonperforming assets as a percentage of:
Total assets	2.86		2.68		2.52		2.19		1.92
Loans and leases plus foreclosed property	4.53		4.24		3.95		3.29		2.72
Net charge-offs as a percentage of average loans and leases	1.99		1.98		1.79		1.81		1.58
Allowance for loan and lease losses as a percentage of
loans and leases held for investment	2.84		2.72		2.49		2.19		1.94
Ratio of allowance for loan and lease losses to:
Net charge-offs	1.40	X	1.34	X	1.35	X	1.17	X	1.19	X
Nonperforming loans and leases	.93		.96		.92		1.01		1.08

Applicable ratios are annualized.
(1)	Excludes mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase.
(2)	These asset quality ratios have been adjusted to remove the impact of covered loans and foreclosed property. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of acquired loans in certain asset quality ratios that include nonperforming assets, past due loans or net charge-offs in the numerator or denominator results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were not impacted by purchase accounting.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan and average client size)

SUPPLEMENTAL COMMERCIAL REAL ESTATE LOAN PORTFOLIO INFORMATION (1)

RESIDENTIAL ACQUISITION, DEVELOPMENT, AND CONSTRUCTION LOANS (ADC)

	As of / For the Period Ended March 31, 2010
	Builder /	Land / Land	Condos /
	Construction	Development	Townhomes	Total ADC
Total loans outstanding	$1,510	$3,507	$316	$5,333

Average loan size (in thousands)	245	575	1,332	427
Average client size (in thousands)	594	1,022	2,562	876

Nonaccrual loans and leases as a percentage of category	16.44%	16.79%	12.15%	16.41%
Gross charge-offs as a percentage of category	5.22	9.22	4.90	7.82

	As of / For the Period Ended March 31, 2010
				Gross Charge-
RESIDENTIAL ACQUISITION, DEVELOPMENT, AND			Nonaccrual as a	Offs as a
CONSTRUCTION LOANS (ADC) BY STATE OF	Total	Percentage of	Percentage of	Percentage of
ORIGINATION	Outstandings	Total	Outstandings	Outstandings
North Carolina	$2,192	41.1%	10.29%	4.02%
Virginia	864	16.2	8.91	2.86
Georgia	628	11.8	32.90	20.59
South Carolina	514	9.6	20.57	3.00
Florida	374	7.0	32.10	22.56
Washington, D.C.	191	3.6	25.39	10.40
Tennessee	160	3.0	14.90	13.83
Kentucky	137	2.6	11.86	2.06
West Virginia	120	2.2	26.71	9.37
Maryland	78	1.5	4.45	-
Alabama	75	1.4	21.77	5.88
Total	$5,333	100.0%	16.41%	7.82%

OTHER COMMERCIAL REAL ESTATE LOANS (2)
	As of / For the Period Ended March 31, 2010
			Permanent
		Commercial	Income	Total Other
	Commercial	Land/	Producing	Commercial
	Construction	Development	Properties	Real Estate
Total loans outstanding	$1,113	$1,918	$9,514	$12,545

Average loan size (in thousands)	1,080	717	506	557
Average client size (in thousands)	1,577	854	764	812

Nonaccrual loans and leases as a percentage of category	1.91%	7.97%	2.51%	3.29%
Gross charge-offs as a percentage of category	1.24	6.22	.82	1.74

	As of / For the Period Ended March 31, 2010

				Gross Charge-
			Nonaccrual as a	Offs as a
OTHER COMMERCIAL REAL ESTATE LOANS BY STATE OF	Total	Percentage of	Percentage of	Percentage of
ORIGINATION (2)	Outstandings	Total	Outstandings	Outstandings
North Carolina	$3,833	30.6%	2.66%	1.37%
Georgia	2,126	16.9	4.09	1.75
Virginia	1,955	15.6	.93	.44
South Carolina	976	7.8	3.41	1.39
Florida	902	7.2	10.40	6.37
Washington, D.C.	749	6.0	2.43	.19
Maryland	542	4.3	.41	-
West Virginia	467	3.7	2.65	1.31
Kentucky	444	3.5	3.43	1.32
Tennessee	391	3.1	6.53	6.74
Other	160	1.3	3.49	4.82
Total	$12,545	100.0%	3.29%	1.74%

Applicable ratios are annualized.
(1)	Commercial real estate loans (CRE) are defined as loans to finance non-owner occupied real property where the primary repayment source is the sale or rental/lease of the real property. Definition is based on internal classification. Excludes covered loans and in process items.
(2)	C&I loans secured by real property are excluded.

BB&T Corporation Credit Quality - Supplemental Schedules (Dollars in millions, except average loan size)

SUPPLEMENTAL RESIDENTIAL MORTGAGE PORTFOLIO INFORMATION (1)

	As of / For the Period Ended March 31, 2010
			Construction/
RESIDENTIAL MORTGAGE LOANS	Prime	ALT-A	Permanent	Subprime (2)	Total

Total loans outstanding	$11,950	$2,586	$682	$566	$15,784

Average loan size (in thousands)	199	323	328	66	201
Average refreshed credit score (3)	714	694	711	571	705

Percentage that are first mortgages	100%	100%	99%	83%	99%
Average loan to value at origination	76	67	74	73	75

Nonaccrual loans and leases as a percentage of category	3.59	9.82	10.09	12.28	5.20
Gross charge-offs as a percentage of category	1.41	3.09	6.03	5.18	2.04

		As of / For the Period Ended March 31, 2010

					Gross Charge-
		Total Residential		Nonaccrual as	Offs as a
		Mortgages	Percentage of	a Percentage of	Percentage of
RESIDENTIAL MORTGAGE LOANS BY STATE		Outstanding	Total	Outstandings	Outstandings
North Carolina		$3,849	24.4%	3.19%	.68%
Virginia		3,004	19.0	3.73	.87
Florida		2,324	14.7	10.90	6.56
Maryland		1,611	10.2	4.61	.96
Georgia		1,514	9.6	6.36	2.57
South Carolina		1,464	9.3	5.15	2.35
Kentucky		364	2.3	1.79	.34
West Virginia		331	2.1	2.31	.14
Tennessee		259	1.6	4.15	1.31
Washington, D.C.		189	1.2	2.60	.28
Alabama		157	1.0	6.17	1.89
Other		718	4.6	6.58	2.72
Total		$15,784	100.0%	5.20%	2.04%

SUPPLEMENTAL DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE PORTFOLIO INFORMATION (4)

		As of / For the Period Ended March 31, 2010

		Residential	Home Equity	Home Equity
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE LOANS & LINES		Lot/Land Loans	Loans	Lines	Total

Total loans outstanding		$1,635	$5,886	$5,616	$13,137

Average loan size (in thousands) (5)		64	43	36	41
Average refreshed credit score (6)		720	719	760	743

Percentage that are first mortgages		100%	74%	27%	57%
Average loan to value at origination		80	64	65	66

Nonaccrual loans and leases as a percentage of category		6.70	1.35	.45	1.63
Gross charge-offs as a percentage of category		7.13	1.65	1.61	2.33

			As of / For the Period Ended March 31, 2010
		Total Direct Retail
		1-4 Family and
		Lot/Land Real			Gross Charge-
		Estate Loans and		Nonaccrual as	Offs as a
DIRECT RETAIL 1-4 FAMILY AND LOT/LAND REAL ESTATE		Lines	Percentage of	a Percentage of	Percentage of
LOANS AND LINES BY STATE OF ORIGINATION		Outstanding	Total	Outstandings	Outstandings
North Carolina		$4,537	34.5%	1.79%	2.07%
Virginia		2,950	22.5	.82	1.41
South Carolina		1,273	9.7	2.39	2.20
Georgia		1,067	8.1	2.35	4.16
Maryland		819	6.2	.98	2.71
West Virginia		797	6.1	1.31	.90
Florida		656	5.0	2.59	5.94
Kentucky		566	4.3	1.37	.97
Tennessee		366	2.8	2.23	5.13
Washington, D.C.			85.6	1.22	6.26
Other			21.2	1.86	.43
Total		$13,137	100.0%	1.63%	2.33%

Applicable ratios are annualized.
(1)	Excludes mortgage loans held for sale, covered loans, mortgage loans guaranteed by GNMA that BB&T does not have the obligation to repurchase and in process items.
(2)	Includes $358 million in loans originated by Lendmark Financial Services, which are disclosed as a part of the specialized lending category.
(3)	Weighted based on outstanding balance.
(4)	Direct retail 1-4 family and lot/land real estate loans are originated through the BB&T branching network. Excludes covered loans and in process items.
(5)	Home equity lines without an outstanding balance are excluded from this calculation.
(6)	Based on number of accounts.

BB&T Corporation Capital Information - Five Quarter Trend (Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009

Selected Capital Information (1)
Risk-based capital
Tier 1	$13,657	$13,456	$12,851	$12,132	$13,494
Total	18,654	18,470	18,012	17,361	19,048
Risk-weighted assets (2)	117,088	117,167	115,608	114,173	111,620
Average quarterly tangible assets	157,165	158,061	150,992	143,011	144,281
Risk-based capital ratios
Tier 1	11.7%	11.5%	11.1%	10.6%	12.1%
Total	15.9	15.8	15.6	15.2	17.1
Leverage capital ratio	8.7	8.5	8.5	8.5	9.4
Equity as a percentage of total assets	10.1	9.8	9.8	9.7	11.3
Book value per common share	$23.80	$23.47	$23.41	$22.76	$23.29

Selected Non-GAAP Capital Information (3)
Tangible common equity as a percentage of tangible assets	6.4%	6.2%	6.1%	6.5%	5.6%
Tier 1 common equity as a percentage of risk-weighted assets	8.7	8.5	8.4	8.4	7.0

Tangible book value per common share	$14.67	$14.44	$14.10	$14.74	$13.93

Calculations of Tier 1 common equity and tangible assets and related measures:

Tier 1 equity	$13,657	$13,456	$12,851	$12,132	$13,494
Less:
Preferred stock	-	-	-	-	3,085
Qualifying restricted core capital elements	3,508	3,497	3,157	2,578	2,601
Tier 1 common equity	10,149	9,959	9,694	9,554	7,808

Total assets	$163,700	$165,764	$165,328	$152,398	$143,425
Less:
Intangible assets, net of deferred taxes	6,519	6,553	6,695	5,851	5,868
Plus:
Pre-tax regulatory adjustments for accumulated OCI	493	806	712	1,315	1,165
Tangible assets	157,674	160,017	159,345	147,862	138,722

Total risk-weighted assets (2)	$117,088	$117,167	$115,608	$114,173	$111,620

Tangible common equity as a percentage of tangible assets	6.4%	6.2%	6.1%	6.5%	5.6%
Tier 1 common equity as a percentage of risk-weighted assets	8.7	8.5	8.4	8.4	7.0

Tier 1 common equity	$10,149	$9,959	$9,694	$9,554	$7,808

Outstanding shares at end of period (in thousands)	691,869	689,750	687,446	648,068	560,563

Tangible book value per common share	$14.67	$14.44	$14.10	$14.74	$13.93

(1)	Current quarter regulatory capital information is preliminary.
(2)	Risk-weighted assets are determined based on regulatory capital requirements. Under the regulatory framework for determining risk-weighted assets each asset class is assigned a risk-weighting of 0%, 20%, 50% or 100% based on the underlying risk of the specific asset class. In addition, off balance sheet exposures are first converted to a balance sheet equivalent amount and subsequently assigned to one of the four risk-weightings.
(3)	Tangible common equity and Tier 1 common equity ratios are Non-GAAP measures. BB&T uses the Tier 1 common equity definition used in the SCAP assessment to calculate these ratios. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.

BB&T Corporation Selected Growth Rates Adjusted for Purchase Acquisitions and Selected Items

	Percentage Increase (Decrease)
	QTD		Link QTD
PERCENTAGE CHANGES IN SELECTED BALANCE SHEET ITEMS (1)	1Q10 vs. 1Q09		1Q10 vs. 4Q09

Average Balances

Commercial loans and leases	(2.5	) %	(.3	) %
Direct retail loans	(7.2)		(6.0)
Sales finance loans	1.0		.8
Revolving credit loans	12.4		6.2
Mortgage loans	(7.8)		.2
Specialized lending	10.8		(2.9)
Other acquired loans	(25.5)		(76.2)
Total loans and leases held for investment (excluding covered loans)	(2.8)		(1.2)
Covered loans	(8.8)		(22.7)
Total loans and leases held for investment	(3.2)		(2.9)
Loans held for sale	(41.7)		(107.9)

Total loans and leases	(4.3)		(5.4)

Noninterest-bearing deposits	13.3		(6.0)
Interest checking	48.6		41.9
Other client deposits	14.1		10.2
Client certificates of deposit	(13.9)		(16.9)
Total client deposits	4.8		-
Other interest-bearing deposits	(36.0)		(95.0)

Total deposits	1.2		(6.9)

	Percentage Increase (Decrease)
	QTD		Link QTD
PERCENTAGE CHANGES IN SELECTED INCOME STATEMENT ITEMS (1)(2)	1Q10 vs. 1Q09		1Q10 vs. 4Q09

Net interest income - taxable equivalent	1.9%		.3%

Noninterest income
Insurance income	(1.2)		(12.4)
Service charges on deposits	(5.2)		(48.0)
Investment banking and brokerage fees	(3.7)		(19.5)
Mortgage banking income	(48.2)		(103.2)
Checkcard fees	13.0		(6.5)
Other nondeposit fees and commissions	18.2		6.3
Trust and investment advisory revenues	18.8		-
Bankcard fees and merchant discounts	14.3		(9.9)
Income from Bank-Owned Life Insurance	34.8		97.3
FDIC loss share income, net	NM		NM
Other income	144.4		(126.7)

Total noninterest income	(4.5)		(32.7)

Noninterest expense

Personnel expense	(.9)		(1.3)
Occupancy and equipment expense	(4.4)		(20.2)
Other noninterest expense	46.3		17.6

Total noninterest expense	13.6		3.9

Applicable ratios are annualized.
(1)	Adjusted to exclude estimated growth that resulted from the timing of acquisitions during 2010 and 2009.
(2)	Excludes securities gains or losses, merger-related and restructuring charges, the net impact of valuation adjustments for mortgage servicing rights, gains or losses on mortgage servicing rights-related derivatives and other selected items as noted on page 19 of this supplement.
NM - not meaningful.

BB&T Corporation Selected Items & Additional Information (Dollars in millions, except per share data)

		Favorable (Unfavorable)
Selected Items		Pre-Tax	After-Tax
First Quarter 2010
Colonial premises and equipment adjustment	Occupancy and equipment expense	$16	$10
Contingency reserve adjustment	Other noninterest expense	11	7

Fourth Quarter 2009
Colonial acquisition loan revaluation adjustment (1)	Net interest income	9	5
Gain on sale of payroll processing business	Other noninterest income	27	17
Income tax adjustments, net	Provision for income tax	7	7

Third Quarter 2009
Contingency reserve	Other noninterest expense	(25)	(15)
Leveraged lease tax adjustment	Provision for income tax	12	12

Second Quarter 2009
Accelerated amortization on preferred stock	Dividends and accretion on preferred stock	(47)	(47)
FDIC special assessment	Regulatory charges	(71)	(44)
Gain from extinguishment of debt	Other noninterest expense	36	22

First Quarter 2009
Other-than-temporary impairment charges	Securities gains (losses), net	(36)	(22)

	As of / Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
	2010	2009	2009	2009	2009

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation
MSRs fair value increase (decrease)	$5	$158	$(59)	$137	$(46)
MSRs hedge (losses) gains	(1)	(130)	72	(114)	74
Net	$4	$28	$13	$23	$28

Residential mortgage loan originations	$4,791	$5,327	$6,899	$8,543	$7,414

Residential mortgage servicing portfolio
Loans serviced for others	57,200	54,583	52,188	47,037	42,923
Bank-owned loans serviced	18,719	18,991	18,782	19,504	19,990
Total servicing portfolio	75,919	73,574	70,970	66,541	62,913

Weighted-average coupon rate	5.49%	5.57%	5.62%	5.74%	5.92%
Weighted-average servicing fee	.363	.369	.374	.378	.376

Selected Miscellaneous Information
Derivatives notional amount	$64,558	$66,175	$69,624	$84,649	$75,581
Fair value of derivatives	307	283	382	355	486
Unrealized depreciation on securities
available for sale, net of tax (2)	(81)	(244)	(26)	(384)	(289)
Common stock prices
High	32.93	28.66	29.81	28.67	27.72
Low	25.40	23.75	19.83	16.27	12.90
End of period	32.39	25.37	27.24	21.98	16.92

Banking offices	1,838	1,857	1,859	1,505	1,504
ATMs	2,534	2,541	2,576	2,194	2,193
FTEs	31,929	32,394	32,821	28,763	29,496

(1)	Amounts recorded in fourth quarter 2009 that relate to third quarter 2009.
(2)	Includes the impact of the FDIC loss sharing agreements on the covered securities.

BB&T Corporation NON-GAAP Reconciliation Table

	Quarter Ended
	March 31	Dec. 31	Sept. 30	June 30	March 31
NON-GAAP Reconciliation Table	2010	2009	2009	2009	2009

Efficiency ratio - GAAP	61.2%	58.5%	59.8%	54.7%	48.5%
Effect of securities gains (losses), net	(.1)	-	.8	.5	3.3
Effect of merger-related and restructuring charges, net	(.7)	(.4)	(.8)	-	(.6)
Effect of contingency reserve	.5	-	(1.1)	-	-
Effect of FDIC special assessment	-	-	-	(3.3)	-
Effect of gain on extinguishment of debt	-	-	-	1.7	.5
Effect of payroll services gain	-	.7	-	-	-
Effect of Colonial revaluation adjustments	-	.3	-	-	-
Effect of Colonial premises and equipment adjustments	.8	-	-	-	-
Effect of foreclosed property expense	(8.1)	(6.2)	(5.4)	(2.7)	(1.8)
Effect of amortization of intangibles	(1.5)	(1.5)	(1.3)	(1.1)	(1.2)
Efficiency ratio - reported	52.1	51.4	52.0	49.8	48.7
Fee income ratio - GAAP	38.5%	41.7%	42.6%	46.0%	46.7%
Effect of securities gains (losses), net	.1	-	(.8)	(.5)	(3.8)
Effect of payroll services gain	-	(.7)	-	-	-
Effect of Colonial revaluation adjustments	-	.2	-	-	-
Fee income ratio - reported	38.6	41.2	41.8	45.5	42.9